UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005

CELL ROBOTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	5049-05 (Commission File Number)	84-1153295 (IRS Employer Identification Number)

	2715 Broadbent Parkway N.E. Albuquerque, New Mexico (Address of principal executive offices)	87107 (Zip Code)

Registrant’s telephone number, including area code: (505) 343-1131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐      Section 1 – Registrant’s Business and Operations

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

     Toby Simon, MD tendered his resignation as Director of the Company on June 20, 2005 citing that other pressing obligations could interfere with his duties as director. Dr. Simon was appointed to the Board on December 9, 2002 and was the Chairman of the Audit Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELL ROBOTICS INTERNATIONAL, INC.
Date: June 24, 2005	By:	/s/ Eutimio Sena
Eutimio Sena, Chief Executive Officer,
President and Director